UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 9, 2011

TIDELANDS BANCSHARES, INC.

(Exact Name of Registrant as Specified in Its Charter)

South Carolina	001-33065	02-0570232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

875 Lowcountry Boulevard, Mount Pleasant, South Carolina 29464

(Address, Including Zip Code of Principal Executive Offices)

(843) 388-8433

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 9, 2011, Alan W. Jackson informed Tidelands Bank (the “Bank”), a wholly-owned subsidiary of Tidelands Bancshares, Inc. (the “Holding Company”), of his intent to resign as Executive Vice President and Chief Financial Officer of the Bank and the Holding Company effective June 30, 2011.  Mr. Jackson’s decision to resign was not the result of any dispute or disagreement with the Bank or Holding Company.  Mr. Jackson’s June 9, 2011 letter of resignation is attached to this report as Exhibit 99.1.

Item 9.01(d)          Exhibits

Exhibit No.	Description of Exhibit

99.1	Letter of Resignation of Alan W. Jackson dated June 9, 2011

SIGNATURES

Pursuant to requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

TIDELANDS BANCSHARES, INC.

Date: June 10, 2011	By:	/s/ Thomas H. Lyles
Thomas H. Lyles
Interim Chief Executive Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	Letter of Resignation of Alan W. Jackson, dated June 9, 2011